BRIDGE LOAN AGREEMENT

THIS BRIDGE LOAN AGREEMENT, dated as of December 27, 2006, is entered into by and between NEAH POWER SYSTEMS, INC., a Nevada corporation with headquarters located at 22122 20th Avenue, SE, Suite 161, Bothell, Washington 98021 (the “Company”), and each individual or entity named on a signature page hereto (as used herein, each such signatory is referred to as the “Buyer” or a “Buyer”) (each agreement with a Buyer being deemed a separate and independent agreement between the Company and such Buyer, except that each Buyer acknowledges and consents to the rights granted to each other Buyer [each, an “Other Buyer”] under such agreement and the Transaction Agreements, as defined below, referred to therein).

W I T N E S S E T H:

WHEREAS, the Company and each of the Buyers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(2) of the 1933 Act; and

WHEREAS, each Buyer wishes to lend funds to the Company, subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, the repayment of which will be represented by 6% Secured Promissory Note of the Company (each, a “Note”), on the terms and conditions referred to herein; and

WHEREAS, in connection with the loan to be made by each Buyer, the Company has agreed to issue the Issued Shares (as defined below) to the Buyer; and

WHEREAS, the Company’s obligations to repay each Note will be guaranteed pursuant to a Guaranty and a Security Interest Agreement (as defined below) executed by the Subsidiary, as debtor, secured by a senior security interest of the assets of the Subsidiary; and

WHEREAS, the Company’s obligations to repay each Note will be guaranteed under a the Pledgor Guarantee (as defined below) by one or more guarantors named therein (each, a “Pledgor”) and, pursuant to a Security Interest and Pledge Agreement (the “Pledge Agreement”) executed by each such Pledgor and acknowledged by the Company, secured by a pledge of certain shares of the Company’s Common Stock and the Subsidiary Common Stock (the “Pledged Shares”), as to which Pledged Shares such Pledgor is the registered and beneficial owner;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO PURCHASE; PURCHASE PRICE.

a. Purchase.

(i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements, each Buyer hereby agrees to loan to the Company the principal amount specified on the Buyer’s signature page hereof (the “Loan Amount”). The aggregate Loan Amount of all Buyers shall not exceed $1,550,000 (the “Aggregate Loan Amount”).

(ii) The obligation to repay the loan from the Buyer shall be evidenced by the Company’s issuance of the Note, which shall be shall be in the form of Annex I annexed hereto. The Note will be guaranteed by each of the Pledgors, as provided in Annex VI-A (each, a “Pledgor Guarantee”) and secured by the pledge of the Pledged Shares under the terms of the Pledge Agreement, which Pledge Agreement shall be substantially in the form of Annex VII hereto (the “Pledge Agreement”), which the Company will acknowledge. Repayment of the Note shall be secured pursuant to the terms of a Security Interest Agreement, to which the Company and the Subsidiary shall be a party, which agreements shall be substantially in the form annexed hereto as Annex VIII-A, (a “Security Interest Agreement”).

(iii) In consideration of the loan to be made by each Buyer, the Company agrees to issue to each Buyer the Initial Issued Shares on the Closing Date. Additional provisions relating to the Issued Shares are provided below.

(iv) The loan to be made by the Buyer and the issuance of the Note and the Issued Shares to the Buyer and the other transactions contemplated hereby are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Securities (as defined below), and are referred to collectively as the “Transactions.”.

b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

“Buyer Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

“Buyer’s Allocable Share” means the fraction, of which the numerator is the Buyer’s Loan Amount and the denominator is the Aggregate Loan Amount.

“Certificates” means the original ink-signed Note and the Issued Share Certificates, each duly executed by the Company and issued on the Closing Date in the name of the Buyer.

“Closing Date” means the date of the closing of the Transactions, as provided herein.

“Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

“Common Stock” means the common stock, $0.001 par value, of the Company.

"Disclosure Annex" means Annex V to this Agreement; provided, however, that the Disclosure Annex shall be arranged in sections corresponding to the identified Sections of this Agreement, but the disclosure in any such section of the Disclosure Annex shall qualify other provisions in this Agreement to the extent that it would be readily apparent to an informed reader from a reading of such section of the Disclosure Annex that it is also relevant to other provisions of this Agreement.

“Escrow Agent” means Krieger & Prager LLP, the escrow agent identified in the Joint Escrow Instructions attached hereto as Annex II (the “Joint Escrow Instructions”).

“Escrow Funds” means the Loan Amount delivered to the Escrow Agent as contemplated by Sections 1(c) and (d) hereof.

“Escrow Property” means the Escrow Funds and the Certificates delivered to the Escrow Agent as contemplated by Section 1(c) hereof.

“Guarantee” means each Pledgor Guarantee or any one or more of them, as the context may require.

“Holder” means the Person holding the relevant Securities at the relevant time.

“Initial Issued Shares” means, for each Buyer, (i) 500,000 shares of Common Stock, multiplied by (ii) the Buyer’s Allocable Share; the Initial Issued Shares are to be issued on the Closing Date.

“Issued Share Certificates” means one or more stock certificates issued by the Company in the name of the Buyer representing, in the aggregate, the relevant Issued Shares.

“Issued Shares” means the Initial Issued Shares and the Additional Issued Shares, if any.

“Last Audited Date” means December 31, 2005.

“Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Buyer in the Transaction Agreements.

“Maturity Date Extension Notice” has the meaning ascribed to in the Note.

“Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

“Principal Trading Market” means the Over the Counter Bulletin Board or such other market on which the Common Stock is principally traded at the relevant time, but shall not include the “pink sheets.”

“Registrable Securities” means all of the following: (i) the Issued Shares and (ii) the Pledged Shares which have been claimed by the Holder as contemplated by the Pledge Agreement, except to the extent such shares can then be sold by the Holder without volume or other restrictions or limit.

“Registration Rights Provisions” means the piggy-back registration rights contemplated by the terms of this Agreement, including, but not necessarily limited to, Section 4(g) hereof, and of the other Transaction Agreements.

“Registration Statement” means an effective registration statement covering the Registrable Securities.

“Securities” means the Note and the Shares.

“Security Interest Agreement” shall mean, as applicable, the Security Interest Agreement, the Intellectual Property Security Interest Agreement and Subsidiary Security Interest and Pledge Agreement.

“Shares” means the shares of Common Stock representing any or all of the Issued Shares and, where relevant, the Pledged Shares.

“State of Incorporation” means Nevada.

“Subsidiary” means Neah Power Systems, Inc., a Washington corporation.

“Trading Day” means any day during which the Principal Trading Market shall be open for business.

“Transfer Agent” means, at any time, the transfer agent for the Company’s Common Stock.

“Transaction Agreements” means this Bridge Loan Agreement, each Note, each Guarantee, the Joint Escrow Instructions, each Security Interest Agreement, each Pledge Agreement, and includes all ancillary documents referred to in those agreements.

c. Form of Payment; Delivery of Certificates.

(i) The Buyer shall pay the Loan Amount by delivering immediately available good funds in United States Dollars to the Escrow Agent no later than the date prior to the Closing Date.

(ii) No later than the Closing Date, but in any event promptly following payment by the Buyer to the Escrow Agent of the Loan Amount, the Company shall cause its transfer agent to deliver the relevant Certificates, each duly executed on behalf of the Company and issued in the name of the Buyer, to the Escrow Agent.

(iii) By signing this Agreement, each of the Buyer and the Company, subject to acceptance by the Escrow Agent, agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

d. Method of Payment. Payment into escrow of the Loan Amount shall be made by wire transfer of funds to:

Bank of New York
350 Fifth Avenue
New York, New York 10001

ABA#
For credit to the account of
Account No.:
Re: NEAH POWER SYSTEMS, INC. Dec 06

2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. Without limiting Buyer's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Buyer is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

b. The Buyer is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

c. All subsequent offers and sales of the Securities by the Buyer shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

d. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

e. The Buyer and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer, including those set forth on in any annex attached hereto. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company's filings on EDGAR listed on Annex IV hereto (the documents listed on such Annex IV, to the extent available on EDGAR or otherwise provided to the Buyer as indicated on said Annex IV, collectively, the “Company's SEC Documents”).

f. The Buyer understands that its investment in the Securities involves a high degree of risk.

g. The Buyer hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any of its officers, directors and employees or any of their respective attorneys or agents, except as specifically set forth herein.

h. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

i. This Agreement and the other Transaction Agreements to which the Buyer is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that, except as otherwise provided in the Disclosure Annex or in the Company’s SEC Documents:

a. Rights of Others Affecting the Transactions. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Note or the Issued Shares. No party other than a Buyer or an Other Buyer has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

b. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company has registered its stock and is obligated to file reports pursuant to Section 12 or Section 15(d) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”). The Common Stock is quoted on the pink sheets and an application has been filed and is pending to have it quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation.

c. Authorized Shares; Subsidiaries.

(i) The authorized capital stock of the Company consists of (a) 500,000,000 shares of Common Stock, $0.001 par value per share, of which approximately 102,662,431 shares are outstanding as of the date hereof, and (b) 25,000 shares of Series A Convertible Preferred Stock, par value $.001 per share, of which as of the date hereof, there are designated and outstanding no shares.

(ii) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. The Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date.

(iii) As of the Closing Date, the Shares shall have been duly authorized by all necessary corporate action on the part of the Company, and, when issued on the Closing Date or pursuant to other relevant provisions of the Transaction Agreements, in each case in accordance with their respective terms, will be duly and validly issued, fully paid and non-assessable and will not subject the Holder thereof to personal liability by reason of being such Holder.

(iv) The Company has no direct or indirect Subsidiaries other than as specified in the Disclosure Annex. Except as disclosed in the Disclosure Annex or in the succeeding subparagraph (b), the Company owns, directly or indirectly, all of the capital stock of each of its Subsidiaries, free and clear of any and all liens (other than liens specifically permitted by the relevant Security Interest Agreement), and all the issued and outstanding shares of capital stock of each of its Subsidiaries are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

d. Transaction Agreements and Stock. This Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

e. Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company or the Subsidiary of the other transactions contemplated by this Agreement, each of the Notes and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company or the Subsidiary of any of the terms or provisions of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) under (i) the certificate of incorporation or by-laws of the Company or the Subsidiary, as the case may be, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company or the Subsidiary is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock of the Company except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or the Subsidiary or any of their respective properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

f. Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

g. Filings. None of the reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (the “SEC Documents”) contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. Since November 10, 2006, the Company has timely filed all requisite forms, reports and exhibits thereto required to be filed by the Company with the SEC.

h. Absence of Certain Changes. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed (whether with respect to past events or to anticipated events) in the Company’s SEC Documents. Since the Last Audited Date, except as provided in the Company’s SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

i. Full Disclosure. To the best of the Company’s knowledge, there is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company’s SEC Documents) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, (i) neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material agreement to which it is a party or by which its property is bound, and (ii) no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or its subsidiary is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

l. Absence of Certain Company Control Person Actions or Events. To the Company’s knowledge, none of the following has occurred during the past five (5) years with respect to a Company Control Person:

(1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

(ii) engaging in any type of business practice; or

(iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

(5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

m. No Undisclosed Liabilities or Events. To the best of the Company’s knowledge, the Company has no liabilities or obligations other than those disclosed in the Transaction Agreements or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially adversely change the business, assets or capital of the Company, including its interests in subsidiaries.

n. No Integrated Offering. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since April 1, 2006, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

o. Dilution. The Issued Shares may have a dilutive effect on the ownership interests of the other shareholders (and Persons having the right to become shareholders) of the Company. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have such a potential dilutive effect. The board of directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company.

p. Recognition of Pledge Agreement and Pledged Shares. The Company acknowledges that the execution and delivery of each Pledge Agreement, and the fulfillment o f the terms thereof, is a condition to the closing of the Transactions. The Company will recognize the terms of each Pledge Agreement and, as provided therein, the transfer of the Pledged Shares to the Buyers and will take no position or give the Transfer Agent any instructions which would be inconsistent with the rights of the Buyers to have the Pledged Shares transferred to the Buyers in accordance with the terms of the Pledge Agreement.

q. Fees to Brokers, Finders and Others. The Company has taken no action which would give rise to any claim by any Person, other than Palladium Capital Advisors, for brokerage commission, finder's fees or similar payments by Buyer relating to this Agreement or the transactions contemplated hereby. Buyer shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this paragraph that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of Buyer, its employees, officers, directors, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as and when incurred.

r. Confirmation. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Buyer. The Company agrees that, if any events occur or circumstances exist prior to the Closing Date or the release of the Loan Amount to the Company which would make any of the Company’s representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer (directly or through its counsel, if any) and the Escrow Agent in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Buyer acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Provisions or otherwise included in an effective registration statement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities (other than pursuant to the Registration Rights Provisions) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

b. Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the relevant Shares have been registered under the 1933 Act, as contemplated by the Registration Rights Provisions and sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

c. Filings. The Company undertakes and agrees to take all reasonable action under its control to make all necessary filings in connection with the sale of the Securities to the Buyer under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

d. Reporting Status. So long as the Buyer beneficially owns any of the Shares or has a security interest in the Pledged Shares, the Company shall take all reasonable action under its control to file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, and to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock (including, without limitation, all Registrable Securities) on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company’s reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it for so long as the Buyer beneficially owns any of the Shares or has a security interest in the Pledged Shares.

e. Use of Proceeds. The Company will use the proceeds received hereunder for the purposes set forth in Annex IX annexed hereto.

f. Issued Shares. The Company agrees to issue the Initial Issued Shares to the Buyer on the Closing Date. All of the Issued Shares shall have Registration Rights Provisions.

g. Registration Rights; Rule 144.

(i) The Company shall include all of the Pledged Shares in a Registration Statement to be filed within thirty (30) days after the Closing Date, and use reasonable effort to have such Registration Statement (and any applicable Blue Sky filings) declared effective as soon as feasible.

(ii) The Holder shall have piggy-back registration rights with respect to the Issued Shares subject to the conditions set forth below. If the Company participates (whether voluntarily or by reason of an obligation to a third party) in the registration of any shares of the Company’s stock (other than a registration on Form S-8 or on Form S-4), the Company shall give written notice thereof to the Holder and the Holder shall have the right, exercisable within ten (10) Trading Days after receipt of such notice, to demand inclusion of all or a portion of the Holder’s Issued Shares in such registration statement (a “Subsequent Registration Statement”), without any cutbacks. If the Holder exercises such election, the Issued Shares so designated shall be included in the registration statement (without any holdbacks) at no cost or expense to the Holder (other than any commissions, if any, relating to the sale of Holder’s shares). Each Holder’s rights under this Section 4(g)(i) shall expire at such time as such Holder can sell all of such Holder’s remaining Issued Shares under Rule 144 (as defined below) without volume or other restrictions or limit.

(iii) The parties acknowledge that the damages which may be incurred by the Holder if the Company does not fulfill its obligations under subparagraph (i) above, which will affect the Holder’s ability to sell the shares, may be difficult to ascertain. If either (A) the Company fails to give the Buyer the notice referred to in the immediately preceding subparagraph (i) which results in any of the Holder’s shares not being included in the Subsequent Registration Statement or (B) after giving such notice, the Company fails to include all of the Holder’s shares (to the extent requested by the Holder) in the Subsequent Registration Statement, then the Company will make payment to the Buyer, for each Computation Period (as defined below) the amount equal to $15,500.00 multiplied by the Buyer’s Allocable Share (the “Periodic Amount”). The term “Computation Period” means each thirty (30) day period commencing on the effective date of the Subsequent Registration Statement and ending on the date on which there are one or more effective registration statements covering the Buyer’s sale of all of the Holder’s shares. The Periodic Amount shall be due without further demand or notice from the Buyer. The parties agree that the amounts payable pursuant to the foregoing provisions of this Section 4(g) represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of such damages.

(iv) With a view to making available to the Holder the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit Holder to sell securities of the Company to the public without registration (collectively, “Rule 144”), the Company agrees to take all reasonable action under its control to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act; and

(c) furnish to the Holder so long as such party owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) if not available on the SEC’s EDGAR system, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration; and

(d) at the request of any Holder then holding Registrable Securities, give the Transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the Transfer Agent) to the effect that, upon the Transfer Agent’s receipt from such Holder of

(i) a certificate (a “Rule 144 Certificate”) certifying (A) that the Holder’s holding period (as determined in accordance with the provisions of Rule 144) for the Shares which the Holder proposes to sell (the “Securities Being Sold”) is not less than (1) year and (B) as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and

(ii) an opinion of counsel acceptable to the Company (for which purposes it is agreed that Krieger & Prager LLP shall be deemed acceptable if not given by Company counsel) that, based on the Rule 144 Certificate, Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective registration statement, the Transfer Agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the Transfer Agent’s books and records (except to the extent any such legend or restriction results from facts other than the identity of the relevant Holder, as the seller or transferor thereof, or the status, including any relevant legends or restrictions, of the shares of the Securities Being Sold while held by the Buyer). If the Transfer Agent reasonably requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

(v) Notwithstanding the foregoing, if at any time or from time to time after the date of effectiveness of the registration statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined below), the Holder shall not offer or sell any Registrable Securities, or engage in any other transaction involving or relating to the Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend such right other than during a Permitted Suspension Period. The term “Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the registration statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the registration statement would be materially misleading absent the inclusion of such information.

h. New Transactions; Right to Subscribe; Payment by Offset.

Any other provision of this Agreement or any of the other Transaction Agreements to the contrary notwithstanding, if prior to the payment in full of the Note, the Company offers any financing transaction (each, a “New Transaction,” which term includes any financing transaction currently anticipated to be made by the Company or currently being negotiated by the Company, whether or not any binding agreements have or have not been entered into in connection therewith) to any third party (each, a “New Party”), the Company shall give each Buyer at least five (5) business days’ notice thereof and give each Buyer, severally and not jointly, the opportunity to, subscribe to and participate in the New Transaction on the same terms as any other New Party, except that (i) the Buyer may elect to make all or a portion of the Buyer’s payment therefor by an offset against all or a portion of the amount due to the Buyer from the Company under the Transaction Agreements, (ii) in the event the New Transaction is a transaction other than the sale of Common Stock registered on an effective Registration Statement .each Buyer shall be entitled to participate is such New Transaction at 90% of the Purchase Price of a New Investor The Company agrees that, if the Buyer, in the Buyer’s sole discretion, elects to participate in the New Transaction and, in connection with the consummation thereof, the Buyer makes the representation that the Buyer is an accredited investor, the Company will accept the subscription of the Buyer to the New Transaction and make such offset, if any. Any offset so made shall be deemed the equivalent as if the Buyer had made the cash payment of such amount in connection with the New Transaction and the Company had made the payment on account of its obligations to the Buyer. Any provision of any New Transaction to the contrary notwithstanding, (X) the Buyer shall not be obligated to convert its Note into any other security of the Company and may demand payment of all or a part of amounts due to it from the Company in cash and (Y) the Buyer shall have a senior security interest in the Collateral (as defined in each of the Security Interest Agreements, respectively) until such time as the such security interest shall terminate in accordance with the provisions of the relevant Security Interest Agreement.

i. Publicity, Filings, Releases, Etc. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, “Publicity”), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. In furtherance of the foregoing, the Company will provide to the Buyer drafts of the applicable text of the first filing of a Current Report on Form 8-K or a Quarterly or Annual Report on Form 10-Q or 10-K intended to be made with the SEC which refers to the Transaction Agreements or the transactions contemplated thereby as soon as practicable (but at least two (2) Trading Days before such filing will be made) will not include in such filing any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC as well as any descriptive text accompanying or part of such filing which is accurate and reasonably determined by the Company’s counsel to be legally required. Notwithstanding, but subject to, the foregoing provisions of this Section 4(i), the Company will, after the Closing Date, promptly file a Current Report on Form 8-K or, if appropriate, a quarterly or annual report on the appropriate form, referring to the transactions contemplated by the Transaction Agreements.

j. Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under the Transaction Agreements are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any Other Buyer under any one or more of the Transaction Agreements. The decision of each Buyer or Other Buyer to purchase Securities pursuant to the Transaction Agreements has been made by such Buyer independently of any Other Buyer. Nothing contained herein or in any Transaction Agreement, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute any two or more Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Buyer acknowledges that no Other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such Other Buyer in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Agreements. Each Buyer shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any Other Buyer to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Buyers has been provided with the same Transaction Agreements for the purpose of closing a transaction with multiple Buyers and not because it was required or requested to do so by any Buyer.

k. Equal Treatment of Buyers. No consideration shall be offered or paid to any Buyer to amend or consent to a waiver or modification of any provision of any of the Transaction Agreements unless the same consideration (on a pro rata basis) is also offered to all Buyers parties to the Transaction Agreements.

l. Independent Investment Decision. No Buyer has agreed to act with any Other Buyer for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the 1934 Act, and each Buyer is acting independently with respect to its investment in the Securities. The decision of each Buyer to purchase Securities pursuant to this Agreement has been made by such Buyer independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or its subsidiaries which may have made or given by any Other Buyer or by any agent or employee of any Other Buyer, and no Buyer or any of its agents or employees shall have any liability to any Other Buyer (or any other person) relating to or arising from any such information, materials, statements or opinions.

m. Issuance or Transfer of Subsidiary Securities. Prior to the payment in full of the Note, the Company will not transfer any of the shares or other securities of the Subsidiary which the Company beneficially owns on the date hereof to a third party, except as contemplated by the Security Interest Agreement of the Company, and will not permit the Subsidiary to issue any equity securities of the Subsidiary (or securities convertible into or exercisable for equity securities of the Subsidiary) to any third party. On or before the Closing Date, the Company will obtain and deliver to the Escrow Agent (to be released to the Buyer on the Closing Date) the Subsidiary Certificate. The Company understands that a breach of the of the provisions of this paragraph by the Company or of the provisions of the Subsidiary Certificate by the Subsidiary shall be an Event of Default under the Note and the other Transaction Agreements. The Company is aware that if such event of default occurs, a Holder of the Note will have certain redemption rights contemplated thereby and hereby.

5. TRANSFER AGENT INSTRUCTIONS.

a. The Company warrants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 4(a) hereof, it will give its transfer agent no instructions inconsistent with instructions to issue Common Stock to the Holder as contemplated in the Transaction Agreements. Except as so provided, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Agreements. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall (except as provided in clause (2) of Section 4(a) of this Agreement) permit the transfer or reissue of the Shares represented by one or more certificates for Common Stock without legend (or where applicable, by electronic registration) in such name and in such denominations as specified by the Buyer.

b. The Company will authorize the Transfer Agent to give information relating to the Company directly to the Holder or the Holder’s representatives upon the request of the Holder or any such representative, to the extent such information relates to (i) the status of shares of Common Stock issued or claimed to be issued to the Holder in connection with a Notice of Exercise or transfer of Pledged Shares to the Holder, or (ii) the aggregate number of outstanding shares of Common Stock of all shareholders (as a group, and not individually) as of a current or other specified date. At the request of the Holder, the Company will provide the Holder with a copy of the authorization so given to the Transfer Agent.

6. CLOSING DATE.

a.  The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

b. The closing of the Transactions shall occur on the Closing Date at the offices of the Escrow Agent and shall take place no later than 3:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Buyer.

c. Notwithstanding anything to the contrary contained herein, the Escrow Agent will be authorized to release the Escrow Funds to the Company and to others and to release the other Escrow Property on the Closing Date upon satisfaction of the conditions set forth in Sections 7 and 8 hereof and as provided in the Joint Escrow Instructions.

7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The Buyer understands that the Company's obligation to sell the Notes and the Issued Shares to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon:

a. The execution and delivery of this Agreement by the Buyer;

b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the Loan Amount in accordance with this Agreement;

c. The Company shall have obtained all requisite third party consents and/or waivers described in the Disclosure Annex;

d. The accuracy on such Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date; and

e. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

8. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

The Company understands that the Buyer's obligation to purchase the Notes and the Issued Shares on the Closing Date is conditioned upon:

a. The execution and delivery of this Agreement and the other Transaction Agreements by the Company and, where relevant, by the Subsidiary;

b. Delivery by the Company to the Escrow Agent of the Certificates in accordance with this Agreement;

c. The execution and delivery of the Pledgor’s Guarantee and the Pledge Agreement by each Pledgor;

d. The Company shall have delivered to the Buyer copies of all requisite third party consents and/or waivers described in the Disclosure Annex;

e. (i) Each of the Company and the Subbsidiary shall have filed in the appropriate filing office in Nevada a Financing Statements on Form UCC-1 naming such party as debtor and the Buyers as secured parties and describing the Collateral referred to in the relevant Security Interest Agreement and (ii) the Company shall have recorded in the United States Patent and Trademark Office in form acceptable to the Buyer a security agreement reflecting the security interest of the Buyers in certain Intellectual Property (as defined in the Security Interest Agreement); and evidence of such filings and/or recordings shall have been provided to the Escrow Agent;

f. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

g. On the Closing Date, the Buyer shall have received an opinion of counsel for the Company and the Subsidiary, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, substantially to the effect set forth in Annex III attached hereto;

h. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

i. From and after the date hereof to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii) no minimum prices shall been established for securities traded on the Principal Trading Market; and (iv) there shall not have been any material adverse change in any financial market.

9. INDEMNIFICATION AND REIMBURSEMENT.

a.           (i) The Company agrees to indemnify and hold harmless the Buyer and its officers, directors, employees, and agents, and each Buyer Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Buyer, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Buyer Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Buyer's failure to perform any covenant or agreement contained in this Agreement or the Buyer's or its officer’s, director’s, employee’s, agent’s or Buyer Control Person’s gross negligence, recklessness or bad faith in performing its obligations under this Agreement.

(ii) The Company hereby agrees that, if the Buyer, other than by reason of its gross negligence, illegal or willful misconduct (in each case, as determined by a non-appealable judgment to such effect), (x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Buyer is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless the Buyer from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Buyer, directly or indirectly, and reimburse such Buyer for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Buyer who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Buyer Control Persons (if any), as the case may be, of the Buyer and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Buyer, any such Affiliate and any such Person. The Company also agrees that neither the Buyer nor any such Affiliate, partner, director, agent, employee or Buyer Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Agreements, except as may be expressly and specifically provided in or contemplated by this Agreement.

b. All claims for indemnification by any Indemnified Party (as defined below) under this Section shall be asserted and resolved as follows:

(i)  In the event any claim or demand in respect of which any Person claiming indemnification under any provision of this Section (an "Indemnified Party") might seek indemnity under paragraph (a) of this Section is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Section against any Person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Section and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim. The following provisions shall also apply.

(x) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this paragraph (b) of this Section, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to paragraph (a) of this Section). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this subparagraph (x), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this subparagraph (x), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under paragraph (a) of this Section with respect to such Third Party Claim.

(y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to paragraph (b) of this Section, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this subparagraph (y), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in subparagraph(z) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this subparagraph (y) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this subparagraph (y), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

(z) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under paragraph (a) of this Section or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

(ii) In the event any Indemnified Party should have a claim under paragraph (a) of this Section against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under paragraph (a) of this Section specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

c. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

10. JURY TRIAL WAIVER. The Company and the Buyer hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

11. GOVERNING LAW: MISCELLANEOUS.

a. (i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Buyer for any reasonable legal fees and disbursements incurred by the Buyer in enforcement of or protection of any of its rights under any of the Transaction Agreements. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(ii) The Company and the Buyer acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Agreements were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Agreements and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

(a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

(b) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

(c) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) days’ advance written notice similarly given to each of the other parties hereto):

COMPANY:                          At the address set forth at the head of this Agreement.
Attn: President
Telephone No.:
Telecopier No.:

with a copy to:

John C. Kirkland. Esq.
Greenberg Traurig, LLP
2450 Colorado Avenue, Suite 400E
Santa Monica, California 90404
Telephone No.: (310) 586-7786
Telecopier No.: (310) 586-0286

BUYER:                                 At the address set forth on the signature page of this Agreement.

with a copy to:

Krieger & Prager llp, Esqs.
39 Broadway
Suite 920
New York, NY 10006
Attn: Samuel M. Krieger, Esq.
Telephone No.: (212) 363-2900
Telecopier No. (212) 363-2999

ESCROW AGENT:             Krieger & Prager llp, Esqs.
39 Broadway
Suite 1440
New York, NY 10006
Attn: Samuel Krieger, Esq.
Telephone No.: (212) 363-2900
Telecopier No. (212) 363-2999

13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company’s and the Buyer’s representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Loan Amount, and shall inure to the benefit of the Buyer and the Company and their respective successors and assigns.

[Balance of page intentionally left blank]

IN WITNESS WHEREOF, with respect to the Loan Amount specified below, this Agreement has been duly executed by the Buyer and the Company as of the date set first above written.

LOAN AMOUNT:	$

Buyer:

Printed Name of Buyer

Telephone No. _________________	By: _________________________________
Telecopier No. _________________	(Signature of Authorized Person)

_____________________________________
Printed Name and Title
_____________________________________
Jurisdiction of Incorporation or Organization

COMPANY

NEAH POWER SYSTEMS, INC.

By: _________________________________ (Signature of Authorized Person)

_____________________________________ Printed Name and Title

ANNEX I	FORM OF NOTE

ANNEX II	JOINT ESCROW INSTRUCTIONS

ANNEX III	OPINION OF COUNSEL OF COMPANY

ANNEX IV	COMPANY’S SEC DOCUMENTS AVAILABLE ON EDGAR

ANNEX V	COMPANY DISCLOSURE MATERIALS

ANNEX VI	GUARANTEES OF EACH PLEDGOR

ANNEX VII	PLEDGE AGREEMENT

ANNEX VIII	A.	SECURITY INTEREST AGREEMENT OF THE SUBSIDIARY

	B.	GUARANTY OF SUBSIDIARY

	C.	COMPANY SECURITY INTEREST AND PLEDGE AGREEMENT

ANNEX IX	USE OF PROCEEDS